SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       DATAMARINE INTERNATIONAL, INC.
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              (Name of Registrant as Specified in Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

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         (2)   Aggregate number of securities to which transaction applies:

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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         (4)   Proposed maximum aggregate value of transaction:

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         (5)   Total fee paid:

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   [ ]   Fee paid previously with preliminary materials.
   [ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

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Datamarine(R)


                                                         September 15, 1999


Dear Shareholder:

      Shareholders of record as of September 3, 1999 are encouraged to vote on the enclosed proposals which:

      1) Amend the Company's Articles of Organization increasing the total number of authorized shares; and

      2) Approve a change in domicile of the Company from Massachusetts to Washington.

      The Board of Directors believes it is desirable to increase the number of shares of common stock to provide the Company with adequate flexibility to issue additional shares in connection with transactions such as equity and convertible debt financings, acquisitions, stock dividends and distributions and employee benefit plans. The Board of Directors believes that reincorporation in Washington will allow the Company to reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having minimal operations in that state, and will allow the Company to avail itself of Washington's modern and flexible corporate code.


      The Board of Directors has unanimously approved and recommends that shareholders vote for both proposals. YOUR VOTE IS VERY IMPORTANT since proposal 2 requires the affirmative vote of at least two-thirds of all shares entitled to vote. This same proposal was considered at the last annual meeting and over 99% of votes cast were in favor of the proposal, but it failed to pass because only 54% of eligible votes were cast. Promptly returning your proxy will save the Company the extra work and expense of additional solicitation.


      I urge you to sign, date and promptly return the enclosed proxy in the postage paid envelope or follow the instructions for convenient telephone or Internet voting.


      To complete this vote the Company will hold a special meeting of shareholders at 9:30 a.m. on Thursday, October 21, 1999, at the Company's offices, 7116 220th St. S.W., Mountlake Terrace, Washington. Please note that the only items on the agenda will be voting on these two proposals. Other than matters directly relating to these proposals, management will be making no presentations at the meeting. We anticipate that the meeting will take no more than 10 minutes. If you decide to attend the meeting and vote in person, you will of course have that opportunity.

      On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.


                                       Sincerely,


                                       Jan Kallshian
                                       Chief Financial Officer


                       DATAMARINE INTERNATIONAL, INC.

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 21, 1999

To the Shareholders:


      A Special Meeting of the Shareholders (the "Meeting") of DATAMARINE INTERNATIONAL, INC. (the "Company") will be held on October 21, 1999, at 9:30 a.m. at the offices of Datamarine International, Inc., 7116 220th St. S.W., Mountlake Terrace, Washington 98043, for the following purposes:


      1. To consider and vote upon a proposed amendment to the Company's Articles of Organization to increase the authorized common stock from 3,000,000 shares to 20,000,000 shares.


      2. To consider and vote upon a proposal to change the Company's state of incorporation from Massachusetts to Washington by a merger with and into a newly formed, wholly-owned Washington subsidiary.


      3. To consider and act upon any other business which may properly come before the Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on September 3, 1999 as the record date for the Meeting. All shareholders of record on that date are entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

      TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, using the return envelope which requires no postage if mailed in the United States. You may also vote by telephone or Internet.

                                       By Order of the Board of Directors,

                                       DAVID C. THOMPSON
                                       President, CEO and Secretary

Mountlake Terrace, Washington

September 15, 1999



                       DATAMARINE INTERNATIONAL, INC.

                               PROXY STATEMENT


      This statement is furnished to shareholders of Datamarine International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Special Meeting of Shareholders of the Company (the "Meeting") to be held on October 21, 1999, at the time and place set forth in the Notice of the Meeting, and at any adjournments or postponements thereof. The principal executive offices of the Company are located at 7116 220th Street S.W., Mountlake Terrace, Washington, 98043, telephone (425) 771-2182. The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders is on or about September 15, 1999.


      The Company will bear the costs of this solicitation. It is expected that the solicitation will be made primarily by mail, but regular employees or representatives of the Company (none of whom will receive any extra compensation for their activities) may also solicit proxies by telephone, mail and in person and arrange for brokerage houses and their custodians, nominees and fiduciaries to send proxies and proxy material to their principals at the expense of the Company.

      Only shareholders of record at the close of business on the record date, September 3, 1999, are entitled to receive notice of, and to vote at this Meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.


      The holders of a majority of all Common Stock outstanding as of the record date are required to be present in person or be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. As of the record date, the Company had outstanding and entitled to vote 1,684,027 shares of Common Stock. For purposes of the quorum requirement, proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.

      If the enclosed proxy is properly executed and returned, it will be voted in the manner directed by the shareholder. If you are a registered shareholder and attend the Meeting, you may deliver your completed proxy card in person. "Street name" shareholders who wish to vote at the Meeting will need to obtain a proxy form from the institutions that hold their shares.


      Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, or by giving written notice of revocation to the Secretary of the Company at any time before the proxy is exercised.

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

      * to amend the Company's Articles of Organization to increase the authorized common stock from 3,000,000 shares to 20,000,000 shares.

      * to approve a change in domicile of the Company from Massachusetts to Washington.


      With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Voting Tabulation


      Increase in number of authorized shares of Common Stock. The affirmative vote of a majority of the shares of Common Stock outstanding on the record date is required to approve the proposal to increase the number of authorized shares of Common Stock. Any action other than a vote for the proposal, including broker non-votes, will have the effect of a vote withheld with respect to the proposal.

      Change in domicile of the Company. The affirmative vote of at least two-thirds of the shares of Common Stock outstanding on the record date is required to approve the proposal to change the Company's domicile from Massachusetts to Washington. Any action other than a vote for the proposal, including broker non-votes, will have the effect of a vote withheld with respect to the proposal.

                   PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information regarding the beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the Company's Common Stock as of September 3 , 1999 (unless otherwise indicated) by (a) each person known by the Company to beneficially own more than five percent of the outstanding shares of Common Stock, (b) each director of the Company,(c) each named executive officer, and (d) all directors and executive officers as a group:


                 Name and Address                  Amount and Nature of       Percent
Title of Class   of Beneficial Owner             Beneficial Ownership (1)     of Class
--------------   -------------------             ------------------------     --------

Common Stock     Peter D. Brown, Director                292,239 (2)            17.2%
                 PO Box 2692
                 Palm Beach FL 33480

Common Stock     Ogdoad LLC                              194,894 (3)            11.5%
                 PO Box 1429
                 Pauma Valley CA 92061


Common Stock     David C. Thompson,                      195,142 (4)            11.2%
                 President and Director
                 SEA Inc.
                 7030 - 220th Street S.W.
                 Mountlake Terrace WA 98043

Common Stock     Alta Subordinated Debt Partners III     195,968 (5)            10.4%
                 One Post Office Square, Suite 3800
                 Boston MA 02109


Common Stock     Stephen W. Frankel, Director            135,096 (6)             8.0%
                 909 Via Mirada
                 Palos Verdes Estates CA 90274


Common Stock     Steven T. Newby                          85,500 (7)             5.1%
                 6116 Executive Blvd., Suite 701
                 Rockville MD 20852


Common Stock     Jan Kallshian, Chief Financial           53,249 (8)             3.1%
                 Officer
                 7030 - 220th Street S.W.
                 Mountlake Terrace WA 98043


Common Stock     All Directors and Executive
                 Officers as a group (4 persons)         605,538                34.0%


<F1>  Includes common shares which may be acquired upon exercise of options to purchase shares from the Company exercisable on or within 60 days of September 3, 1999.
<F2>  Represents 169,937 shares held of record, 12,500 shares subject to presently exercisable stock options, 21,050 shares held in trust for Mr. Brown's minor child, 18,564 shares held by a Retirement Plan Trust for Mr. Brown, and 70,188 shares held in trust for the Company's Employee Investment Plan for which Mr. Brown serves as a co-trustee. Mr. Brown disclaims beneficial ownership of the 18,564 shares held by his Retirement Plan Trust.

<F3>  Represents 179,854 shares held of record and 15,040 shares subject to presently exercisable Common Stock warrants. Based on communication with beneficial owner as of August 31, 1999. The General Manager of Ogdoad LLC is the father-in-law of Mr. Kallshian, the Company's Chief Financial Officer. Mr. Kallshian disclaims beneficial ownership of all such shares.
<F4>  Represents 60,471 shares held of record, 44,632 shares subject to presently exercisable stock options, 19,851 shares subject to presently exercisable Common Stock warrants and 70,188 shares held in trust for the Company's Employee Investment Plan for which Mr. Thompson serves as a co-trustee.
<F5>  Represents common shares obtainable upon conversion of a subordinated convertible debenture into Preferred Stock which in turn is convertible into Common Stock.

<F6>  Represents 121,076 shares held of record, 4,000 shares subject to presently exercisable stock options and 10,020 shares subject to presently exercisable Common Stock warrants.
<F7>  Based upon the Schedule 13G filed with the SEC by the beneficial owner on January 31, 1999 and subsequent communication with the beneficial owner as of August 31, 1999.
<F8>  Represents 46,569 shares held of record and 6,680 shares subject to presently exercisable Common Stock warrants.

            ITEM 1 - PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
            ORGANIZATION TO INCREASE THE AUTHORIZED COMMON STOCK

      The Board of Directors proposes to amend the Company's Articles of Organization to increase the authorized common stock from 3,000,000 to 20,000,000 shares.


      As of September 3, 1999 there were issued and outstanding 1,684,027 shares of common stock. Of the unissued shares of common stock, 195,968 were reserved for issuance upon conversion of the Company's Subordinated Convertible Debentures, 93,900 were reserved for issuance upon the possible conversion of the Subordinated Notes, 85,631 were reserved for currently outstanding common stock warrants and an aggregate of 351,977 shares were reserved for issuance pursuant to the Company's stock option and stock purchase plans for employees and directors. Consequently, the Company presently has available for issuance 588,497 shares of common stock.


Purposes and Reasons for the Proposed Increase in Authorized Capital


      If the proposal to increase the authorized capital is approved, the additional common shares will be available for issuance from time to time, for such purposes and consideration, and on such terms, as the Board of Directors may approve, and no further vote of the shareholders of the Company will be required, except as provided under the Massachusetts Business Corporation Law or the rules of the appropriate stock exchange.

      An increase in authorized shares will enable the Company to meet possible contingencies and opportunities in which the issuance of shares of common stock in amounts greater than would otherwise remain available for issuance may be deemed advisable, such as in equity and convertible debt financings, acquisition transactions, stock dividends and distributions and employee benefit plans. By approving the increase in authorized shares at this time, issuance of any additional shares of common stock would be facilitated by avoiding the delay and expense involved in calling a special meeting of the Company's shareholders, in cases where such a meeting would not otherwise be required. The timing of the actual issuance of additional shares of common stock, if any, will depend upon market conditions, the specific purpose for which the stock is to be issued, and other similar factors. Any additional issuance of common stock could have a dilutive effect on existing shareholders of common stock.


      The terms of the additional shares of common stock for which approval is sought will be identical with the terms of the common stock currently authorized and outstanding, and approval of the proposal will not affect the terms, or the rights of holders, of such shares. The common stock has no cumulative voting, conversion, preemptive, or subscription rights and is not redeemable.

Amendment to Articles of Organization

      If approved, Article 3 of the Company's Articles of Organization would be amended and restated as follows:

                                  Article 3

      The total number of shares and the par value, if any, of each class of stock which the corporation has authorized is as follows:

                   No Par Value         Par Value
Kind of Stock      No. of Shares      No. of Shares      Par Value
-------------      -------------      -------------      ---------

Common                 None            20,000,000          $ .01
Preferred              None             1,000,000          $1.00

Preferred Stock

      The Company also has 1,000,000 authorized shares of Preferred Stock, $1 par value. None of these Preferred shares are issued or outstanding. The Company is not proposing any change in the number of authorized Preferred shares.

Vote Required


      The approval of the increase in authorized shares will require the affirmative vote of a majority of the shares of Common Stock outstanding on the record date.


      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ADOPTION OF THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF ORGANIZATION TO INCREASE THE AUTHORIZED COMMON STOCK.

                 ITEM 2 - CHANGE IN DOMICILE OF THE COMPANY
                      FROM MASSACHUSETTS TO WASHINGTON

                                   GENERAL

                        CHANGE THE COMPANY'S STATE OF
               INCORPORATION FROM MASSACHUSETTS TO WASHINGTON


      At the meeting, the shareholders will be requested to approve a change in the Company's state of incorporation from Massachusetts to Washington (the "Reincorporation"). The Board has approved the Reincorporation, which, if approved by the shareholders, will be accomplished by merging the Company with and into its newly-formed, wholly owned Washington subsidiary, Datamarine-Wash., Inc. ("Datamarine-Wash."). Upon effectiveness of the merger, Datamarine-Wash.'s name will be changed to Datamarine International, Inc., the name under which the Company has operated since its incorporation. For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by the Reincorporation.


      The Company is now headquartered in Washington and has minimal operations remaining in Massachusetts. Reincorporation in Washington will allow the Company to reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having minimal operations in Massachusetts. Reincorporation will also enable the Company to avail itself of Washington's modern and flexible corporate code which, like the corporate codes of a majority of the states, is based on the Model Business Corporation Act promulgated by the Committee on Corporate Laws of the Business Law Section of the American Bar Association (the "ABA"). The transaction will not result in any change in the business, management, assets, liabilities or net worth of the Company. The purposes and effects of the proposed transaction are summarized below.


      To effect the Company's reincorporation in Washington, the Company will be merged with and into Datamarine-Wash., a newly formed, wholly-owned subsidiary of the Company incorporated in Washington. The Washington subsidiary, named Datamarine International, Inc., a Washington corporation ("Datamarine-Wash."), will not engage in any activities except in connection with the proposed merger. Following the merger, Datamarine-Wash. will conduct the business of the Company as a Washington corporation under the name "Datamarine International, Inc."


      As part of its approval and recommendation of the Company's reincorporation in Washington, the Board of Directors will approve and recommend to the shareholders for their adoption and approval, (a) an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into Datamarine-Wash. and (b) Articles of Incorporation of Datamarine-Wash. Approval by the shareholders of the change in domicile of the Company will also constitute shareholder approval of the Reincorporation Agreement and the proposed Articles of Incorporation of Datamarine-Wash.


      The reincorporation of the Company in Washington through the above-described merger (hereafter referred to as the "Reincorporation") requires approval of the Company's shareholders by the affirmative vote of at least two-thirds of the shares of Common Stock outstanding on the record date. Shareholders who do not vote for the proposal and who dissent by complying with the procedures required by the Massachusetts Business Corporation Law ("MBCL") will have the right, if the Reincorporation is consummated, to receive payment for the fair value of their shares. See "-Right to Dissent and Appraisal."


      In the following discussion of the proposed Reincorporation, the term "Datamarine-Mass." refers to the Company as currently organized under the laws of the Commonwealth of Massachusetts; the term "Datamarine-Wash." refers to the newly formed, wholly-owned Washington subsidiary of Datamarine-Mass. that will be the surviving corporation after the completion of the Reincorporation transaction; and the term "Company" includes either or both, as the context requires, without regard to the state of incorporation.


      Upon shareholder approval of the Reincorporation, and upon approval of appropriate articles of merger by the Secretary of State of the Commonwealth of Massachusetts and the Secretary of State of the State of Washington, Datamarine-Mass. will be merged with and into Datamarine-Wash. pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Washington Business Corporation Act and the Articles of Incorporation and Bylaws of Datamarine-Wash. will become the Articles of Incorporation and Bylaws of the Company. Upon consummation of the Reincorporation, each outstanding share of the Common Stock of Datamarine-Mass. will automatically be converted into a share of outstanding Common Stock of Datamarine-Wash. Outstanding warrants and options to purchase or otherwise acquire shares of Common Stock of Datamarine-Mass. will be converted into warrants and options, respectively, to purchase or otherwise acquire the same number of shares of Common Stock of Datamarine-Wash. Each employee stock plan and any other employee benefit plan to which Datamarine-Mass is a party, whether or not such plan relates to the Common Stock of Datamarine-Mass., will be assumed by Datamarine-Wash. and, to the extent any such plan provides for the issuance or purchase of shares of Common Stock of Datamarine-Mass., will be deemed to provide for the issuance or purchase of shares of Common Stock of Datamarine-Wash.


      IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF DATAMARINE-MASS. TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF DATAMARINE-WASH. OUTSTANDING STOCK CERTIFICATES OF DATAMARINE-MASS. SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY.


      The Common Stock will continue to be traded on the OTCBB under the symbol "DMAR" and delivery of the stock certificates of Datamarine-Mass. which are outstanding on the Reincorporation date will constitute "good delivery" of Datamarine-Wash. stock certificates in transactions subsequent to the Reincorporation.

Vote Required

      The affirmative vote of at least two-thirds of the shares of Common Stock outstanding on the record date is required to approve the proposal to change the Company's domicile from Massachusetts to Washington, as well as the affirmative vote of Datamarine-Mass. as the sole shareholder of Datamarine-Wash.


      THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND, FOR THE REASONS DESCRIBED BELOW UNDER "PRINCIPAL REASONS FOR THE REINCORPORATION," UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REINCORPORATION PROPOSAL.

                  PRINCIPAL REASONS FOR THE REINCORPORATION

      The Company is now headquartered and maintains its principal operations in Washington rather than Massachusetts, and has minimal operations remaining in Massachusetts. The Company's Board of Directors believes that a change in the Company's state of incorporation from Massachusetts to Washington will provide flexibility for both the management and business of the Company, as well as reduce certain administrative burdens resulting from being incorporated under Massachusetts law but having no significant operations located in Massachusetts. Washington is a favorable legal and regulatory environment in which to operate, with a modern and flexible corporate code which the Company believes will provide greater guidance and certainty in corporate legal affairs than the MBCL. Washington's corporate code is similar in many respects to the Model Business Corporation Act which was drafted by the Committee on Corporate Laws of the Business Law Section of the ABA to serve as a model state corporate code. More than half of the states have now adopted corporate codes that are based substantially on the Model Business Corporation Act. However, the MBCL is not based on the Model Business Corporation Act.

      In addition, the MBCL requires that either original or certified copies of a Massachusetts corporation's articles of organization, bylaws, records of shareholder and incorporator meetings and stock and transfer records be available for inspection by shareholders in Massachusetts. Because the Company maintains only a service facility in Massachusetts, it would be required to establish an administrative office or to retain a third party to maintain such records in Massachusetts on its behalf. If the Reincorporation is consummated, the Company will no longer be subject to this provision of the MBCL and will not be required to maintain such records in Massachusetts.

              CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS
                       OF WASHINGTON AND MASSACHUSETTS

      Washington law and Massachusetts law differ in many respects and, consequently, it is not practical to summarize all of the differences. However, the following is a summary of certain significant differences in such laws which may affect the rights and interests of the Company's shareholders as a result of the Reincorporation.

VOTE REQUIRED FOR CERTAIN MERGERS AND CONSOLIDATIONS


      Washington and Massachusetts law both require shareholder approval for most mergers, consolidations and dispositions of all or substantially all of a corporation's property. Unless otherwise provided in a Washington corporation's articles of incorporation, Washington law generally requires shareholder approval of any merger or share exchange involving such a corporation, or any sale, lease, exchange or other disposition involving all or substantially all of such a corporation's property, by each voting group entitled to vote separately on the plan by two-thirds of all the votes entitled to be cast on the plan by that voting group. Datamarine-Wash.'s Articles of Incorporation provide that such transactions will require the vote of a majority of votes entitled to be cast on the plan by each voting group entitled to vote separately.

      Massachusetts law provides that shareholder approval of an agreement of merger is not required if (a) the agreement of merger does not change the name, the amount of shares authorized of any class of stock or other provisions of the articles of organization, (b) the authorized unissued shares or shares held in the treasury of such corporation of any class of stock to be issued or delivered pursuant to the merger do not exceed fifteen per centum of the shares of the corporation of the same class outstanding immediately prior to the effective date of the merger, and (c) the issue by vote of the directors of any unissued stock to be issued pursuant to the agreement of merger has been authorized in accordance with the MBCL. Massachusetts generally requires that any merger or consolidation involving a Massachusetts corporation, or the sale, lease or exchange of all or substantially all of such a corporation's property, be approved by the affirmative vote of two-thirds of the shares of each class of such corporation's stock entitled to vote on the transaction, voting together as a single class or, if the articles of organization so provide, the vote of a lesser proportion, but not less than a majority of each class of stock. The Company's Articles of Organization do not provide for a lesser vote than the two-thirds required by statute. In addition, in the case of a merger or consolidation of a Massachusetts corporation, any class of stock that is adversely affected must separately approve the transaction by the affirmative vote of two-thirds of the shares of each such class of stock.


      Washington law provides that shareholder approval of a consolidation or merger is not required where (a) the subject corporation's articles of incorporation will not differ from those of the surviving corporation, (b) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations, and relative rights, immediately after the merger, and (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed the total number of voting shares of the surviving corporation authorized by its articles of incorporation immediately before the merger, and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed the total number of participating shares authorized by its articles of incorporation immediately before the merger.

      In addition, a Washington corporation may also sell, lease or exchange all or substantially all of its property without shareholder vote if the sale, lease, exchange or disposition is in the usual and regular course of business of the corporation. A corporation may sell, lease or exchange all or substantially all of its property without shareholder vote if the sale, lease, exchange or disposition is not in the usual and regular course of business of the corporation if the board of directors proposes and its shareholders approve the proposed transaction by two-thirds of all the votes entitled to be cast in the transaction.

      Under Massachusetts law any sale, lease or exchange of all or substantially all of the corporation's property requires the shareholder approval discussed above.

SHAREHOLDER MEETINGS AND SHAREHOLDER ACTIONS WITHOUT A MEETING


      Annual and Special Shareholders' Meetings. Washington law requires a shareholders' meeting to be held annually at a time stated in or fixed in accordance with the bylaws. In addition, special meetings of shareholders may be called (a) by the board of directors or by any person authorized to do so under the articles of incorporation or bylaws; (b) by the written demand of the holders of at least 10% (or such greater percentage as may be specified in the articles of incorporation or bylaws) of all votes entitled to be cast on any issue proposed to be considered at the special meeting.
If the corporation is other than a public company, the articles or bylaws may require a demand be made by a greater percentage, not in excess of 25%, of all the votes entitled to be cast on any issue proposed to be considered at the proposed special meeting. If the corporation is a public company, the right of shareholders to call a special meeting may be limited or denied to the extent provided in its articles of incorporation.


      Under Massachusetts law, an annual meeting of the shareholders must be held within six months of the end of the corporation's fiscal year. Special shareholders' meetings of a corporation having a class of voting stock registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), may be called by the president or by the board of directors, and must be called upon written application of one or more shareholders who own at least 40% of the capital stock entitled to vote at the meeting, unless otherwise provided in the articles of organization or bylaws. Special meetings of the shareholders of a corporation that does not have stock registered under the Exchange Act may be called by the corporation's president or board of directors and must be called upon written application of the holders of at least 10% of the stock entitled to vote at the meeting.

      Shareholder Actions Without a Meeting. Under both Washington and Massachusetts law, shareholders may take any action required or permitted to be taken at a shareholders' meeting without such a meeting if the action is taken by written consent filed with the corporation for inclusion in the corporate records. Washington law requires the unanimous written consent of all shareholders entitled to vote on the proposed action. Similarly, Massachusetts law requires that any action taken without a meeting be by unanimous consent of all shareholders entitled to vote on the matter.

CORPORATE RECORDS AND SHAREHOLDER LISTS

      Under Washington law, a shareholder of a corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the following records of the corporation, if the shareholder gives the corporation written notice of the shareholder's demand at least five business days before the date on which the shareholder wishes to inspect and copy such records: (a) the articles or restated articles of incorporation and all amendments to them currently in effect, (b) the bylaws or restated bylaws and all amendments to them currently in effect, (c) the minutes of all shareholders' meetings, and records of all action taken by shareholders without a meeting, for the past three years, (d) certain financial statements, (e) all written communications to shareholders generally within the past three years, (f) a list of the names and business addresses of the corporation's current directors and officers, and (g) the corporation's initial report or most recent annual report delivered to the secretary of state. If a shareholder of a corporation makes a demand in good faith and for proper purpose, and describes with reasonable particularity the shareholder's purpose and the records the shareholder desires to inspect, and if the records requested are directly connected with the shareholder's purpose, the shareholder is entitled to inspect and copy, during regular business hours at a reasonable location specified by the corporation, any of the following records of the corporation if the shareholder gives the corporation written notice of the shareholder's demand at least five days before the date on which the shareholder wishes to inspect and copy: (a) excerpts from the minutes of any meeting of the board of: directors, records of any action of a committee of the board of directors, minutes of any meeting of the shareholders, and records of action taken by the shareholders or board of directors without a meeting, (b) accounting records of the corporation, and (c) the record of shareholders.

      Massachusetts law requires that every domestic corporation maintain in Massachusetts, and make available for inspection by its shareholders, the original, or attested copies, of the corporation's articles of organization, bylaws, records of all meetings of incorporators and shareholders, and the stock and transfer records listing the names of all shareholders and their record addresses and the amount of stock held by each. In addition, if any officer or agent of a corporation having charge of such corporate records (or copies thereof) refuses or neglects to exhibit them in legible form or to produce for examination a list of shareholder names, record addresses and amount of stock held by each, such officer or agent or the corporation will be liable to any shareholder for actual damages or a proceeding in equity under the foregoing provision, however, it is a defense to such action that the actual purpose and reason for the inspection being sought is to secure a list of shareholders or other information for the purpose of selling the list or other information or of using them for purposes other than in the interest of the person seeking them, as a shareholder, relate to the affairs of the corporation. The foregoing rights relating to inspection are deemed to include the right to copy materials and to be represented by agent or counsel in exercising these rights. In addition to the rights of inspection provided by Massachusetts law, a shareholder of a Massachusetts corporation has a common law right to inspect additional documents which, if such request is refused by the corporation, may be obtained by petitioning a court for the appropriate order. In petitioning a court for such an order, the granting of which is discretionary, the shareholder has the burden of demonstrating (a) that such holder is acting in good faith and for the purposes of advancing the interests of the corporation and protecting such holder's own interest as a shareholder and (b) that the requested documents are relevant to those purposes.

DISTRIBUTIONS TO SHAREHOLDERS

      Washington law prohibits distributions to shareholders if, after giving effect to any such distribution, (a) the corporation would not be able to pay its debts as they become due in the usual course of business, or
(b) the corporation's total assets would be less than the sum of its total liabilities plus, unless the articles of incorporation permit otherwise, the amount would be needed, if the corporation were to dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution, "Distribution" is defined broadly under Washington law to include dividends, distributions of indebtedness, the purchase, redemption or other acquisition of shares, and other direct and indirect transfers of money or property to shareholders. A director who votes for or assents to a prohibited distribution is personally liable to the corporation for the amount of the distribution that exceeds what could have been lawfully distributed if it is established that the director did not perform the director's duties of care under Washington law in voting for or assenting to the distribution. A director found liable in accordance with the preceding sentence is entitled to contribution from every other director who could be held liable for the unlawful distribution and from each shareholder for the amount the shareholder accepted knowing the distribution was unlawful or prohibited.

      Under Massachusetts law, the directors of a corporation will be jointly and severally liable if a payment of a distribution, whether by way of dividend, repurchase or redemption of stock or otherwise, which is made when the corporation is insolvent, renders the corporation insolvent or violates the corporation's articles of organization. Shareholders to whom a corporation makes any such distribution (except a distribution of stock of the corporation), if the corporation is or is thereby rendered insolvent, are liable to the corporation for the amount of such distribution made, or for the amount of such distribution which exceeds that which could have been made without rendering the corporation insolvent, but in either event only to the extent of the amount paid or distributed to them, respectively. In such event, a shareholder who pays more than such holder's proportionate share of such distribution or excess shall have a claim for contribution against the other shareholders.

THE BOARD OF DIRECTORS

      Classification of the Board of Directors; Number of Directors; Vote Required to Elect Directors. Under Washington law, a board of directors must consist of one or more individuals, with the number specified in or fixed in accordance with the articles of incorporation or bylaws. The directors are elected at the first annual shareholders' meeting and at each annual meeting thereafter unless their terms are staggered by dividing the total number of directors into two or three groups, with each group containing one-half or one-third of the total, as near as may be, or if the corporation is registered under the Investment Company Act of 1940 and includes in its articles of incorporation or bylaws a provision establishing terms of directors longer than one year. If the terms of the directors are staggered, and the board of directors consists of two classes, directors will generally be elected for terms of two years, while directors of a three class board of directors will generally be elected for terms of three years. Unless otherwise provided in the articles of incorporation, in any election of the directors the candidates elected are those receiving the largest numbers of votes cast by the shares entitled to vote in the election, up to the number of directors to be elected by such shares.

      Under Massachusetts law, the board of directors shall be fixed by or determined in the manner provided in the bylaws, but shall not be less than three, except that whenever there shall be only two shareholders the number of directors shall be not less than two and whenever there shall be only one shareholder or prior to the issuance of any stock, there shall be at least one director. Except as provided in the articles of organization, the directors shall be elected at the annual meeting of the shareholders by such shareholders as have the right to vote thereon. The board of directors may be enlarged by the shareholders at any meeting or, if authorized by the bylaws, by vote of a majority of the directors then in office. The directors shall hold office until the next annual meeting of the shareholders and until their respective successors are chosen and qualified, provided that the articles of organization may require the division of the directors into classes and prescribe the tenure of office of the several classes and the class of stock by which each class of directors shall be elected, but no class shall be elected for a shorter period than one year, or for a longer period than five years, and the term of office of at least one class shall expire in each year. The articles of organization may require that the term of office of a director shall terminate upon the occurrence of an event or events specified in the articles of organization and may determine the manner, if any, by which any vacancy so created shall be filled.

      Notwithstanding anything to the contrary in the articles of organization or bylaws of any registered corporation, under Massachusetts law, the directors of a registered corporation may be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible. The term of office of those of the first class shall continue until the first annual meeting following the date such corporation becomes subject to the relevant provisions of the MBCL and until their successors are duly elected and qualified. The term of office of those of the second class shall continue until the second annual meeting following the date such corporation becomes subject to the relevant provisions of the MBCL and until their successors are duly elected and qualified, and the term of office of those of the third class shall continue until the third annual meeting following the date such corporation becomes subject to the relevant provisions of the MBCL and until their successors are duly elected and qualified. At each annual meeting of a registered corporation subject to this section, the successors to the class of directors whose term expires at that meeting shall be elected to hold office for a term continuing until the annual meeting held in the third year following the year of their election and until their successors are duly elected and qualified. The articles of organization may confer upon holders of any class or series of preference or preferred stock the right to elect one or more directors who shall serve for such term, and have such voting powers, as shall be stated in the articles of organization. However, no such provision in the articles of organization which confers upon such holders any such right shall become effective unless prior to its adoption it was approved by a vote of a majority in number of the directors of such registered corporation. A corporation will be exempt from the term of office provisions of this paragraph if the board of directors or the shareholders by a vote of two-thirds of each class of stock outstanding at a meeting duly called for the purpose of such vote shall adopt a vote providing that such corporation elects to be exempt from the provisions.

      Notwithstanding anything to the contrary in the articles of organization or bylaws, in the case of directors of a registered corporation who are classified with respect to the time for which they severally hold office, vacancies and newly created directorships, whether resulting from an increase in the size of the board of directors, from the death, resignation, disqualification or removal of a director or otherwise, shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the board of directors. Any so elected director shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred or the new directorship was created and until such director's successor shall have been elected and qualified. No decrease in the number of directors constituting the board of directors shall shorten the term of any incumbent director. The number of directors shall be fixed only by vote of its board of directors.

      Removal of Directors by Shareholders. Under Washington law, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. If a director is elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares may participate in the vote to remove the director. If cumulative voting is authorized, and if less than the entire board is to be removed, no director may be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the director's removal.
If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. A director may be removed by the shareholders only at a special meeting called for the purpose of removing the director and the meeting notice must state that purpose, or one of the purposes, is removal of the director.

      Under Massachusetts law, in the case of directors of a registered corporation who are classified with respect to the time for which they severally hold office, unless otherwise provided in the articles of organization or bylaws, the shareholders of the corporation may affect, by the affirmative vote of a majority of shares outstanding and entitled to vote in the election of directors, the removal of any director or directors or the entire board of directors only for cause. Otherwise, except as otherwise provided in the articles of organization or bylaws, directors elected by shareholders, including persons elected by directors to fill vacancies in the board or in such offices, may be removed from their respective offices with or without cause by the vote of the holders of a majority of the shares entitled to vote in the election of directors or such officers, as the case may be, provided that the directors of a class elected by a particular class of shareholders may be removed only by the vote of the holders of a majority of shares of the particular class of shareholders entitled to vote for the election of such directors, as the case may be.
Any director, and any officer elected by the shareholders, may be removed from office for cause by vote of a majority of directors then in office. A director may be removed for cause only after a reasonable notice and opportunity to be heard before the body proposing to remove the director.

      Vacancies. Under Washington law, unless the articles of incorporation provide otherwise, if a vacancy occurs on a board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy, or the board of directors may fill the vacancy, or if the directors in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors in office. If the vacant office was held by a director elected by holders of one or more authorized classes or series of shares, only the holders of those classes or series of shares are entitled to fill the vacancy. A vacancy that will occur at a specific later date, by reason of a resignation effective at a later date, may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

      Under Massachusetts law, unless the articles of organization provide otherwise, any vacancy in the board of directors, however occurring, including a vacancy resulting from the enlargement of the board, and any vacancy in any other office may be filled in the manner prescribed in the bylaws or, in the absence of such bylaw, by the directors.

DIRECTOR LIABILITY

      Washington law permits a corporation's articles of incorporation to include a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions shall not eliminate the liability of a director for (a) acts or omissions that involve intentional misconduct by a director or a knowing violation of law by a director, (b) unlawful distributions, or (c) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. No such provision shall eliminate or limit the liability of a director for any act or omission occurring prior to the date when such provision becomes effective.

      Under Massachusetts law, a corporation's articles of organization may include a provision eliminating or limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except that such a provision may not eliminate or limit the liability of a director for (a) any breach of the director's duty of loyalty to the corporation or its shareholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) authorizing an unlawful distribution or improper loan of corporate assets, or (d) any transaction from which the director derived an improper personal benefit.

INDEMNIFICATION

      Under Washington law, a corporation may indemnify an individual against liability to a proceeding because the individual is or was a director if (a) the individual acted in good faith, and (b) the individual reasonably believed that the individual's conduct was in the corporation's best interests and not opposed to the corporation's best interests. In the case of a criminal proceeding, the individual also must have had no reasonable cause to believe the individual's conduct was unlawful. A corporation may not indemnify a director (a) in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation, or (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. Unless limited by its articles of incorporation, a corporation shall indemnify a director who was wholly successful in the defense of any proceeding to which the director was a party because of being a director of the corporation against reasonable expenses incurred by the director in connection with the proceeding. The determination that a director shall be indemnified by the corporation shall be made by (a) the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding, or (b) if a quorum cannot be obtained, by a majority vote of a committee duly designated by the board of directors, or (c) by special legal counsel designated by the board of directors, or (d) by the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination. If authorized by the articles of incorporation, a bylaw adopted or ratified by the shareholders, or a resolution adopted or ratified, before or after the event, by the shareholders, a corporation may indemnify a director made a party to a proceeding, or obligate itself to advance or reimburse expenses incurred in a proceeding, provided that no such indemnity shall indemnify any director from or on account of (a) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law, or (b) conduct of the director finally adjudged to be an unlawful distribution, or (c) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property, or services to which the director was not legally entitled.

      Under Massachusetts law, indemnification of directors, officers, employees and other agents of a corporation may be provided by the corporation to whatever extent shall be specified in or authorized by (a) the articles of organization or (b) a bylaw adopted by the shareholders or
(c) a vote adopted by the holders of a majority of shares of stock entitled to vote on the election of directors. Except as the articles of organization or bylaws otherwise require, indemnification of any of the above referenced persons who are not directors of the corporation may be provided by the corporation to the extent authorized by the directors. Any such indemnification may be provided although the person to be indemnified is no longer an officer, director, employee or agent of the corporation or of such other organization. No indemnification shall be provided for any person with respect to any matter as to which he shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interest of the corporation or to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan.

AMENDMENTS OF ARTICLES AND BYLAWS

Washington law.

      Amendment of Articles by the Board of Directors. Unless the articles of incorporation provide otherwise, under Washington law a corporation's board of directors may adopt one or more amendments to the corporation's articles of incorporation without shareholder action if (a) the corporation has only one class of shares outstanding, to provide, change, or eliminate any provision with respect to the par value of any class of shares, (b) to delete the names and addresses of the initial directors, (c) to delete the name and address of the initial registered agent or registered office, if a statement of change is on file with the secretary of state, (d) if the corporation has only one class of shares outstanding, solely to change the number of authorized shares to effectuate a split of, or stock dividend in, the corporation's own shares, or solely to do so and to change the number of authorized shares in proportion thereto, (e) to change the corporate name, or (f) to make any other change expressly permitted by this title to be made without shareholder action.


      Amendment of Articles by the Board of Directors and Shareholders. In all other cases, a corporation's board of directors must propose an amendment to the articles of incorporation for submission to the shareholders. In order for the amendment to be adopted (a) the board of directors must recommend the amendment to the shareholders unless the board of directors determines that because of conflict of interest or other special circumstances it should make not recommendation and communicates the basis for its determination to the shareholders with the amendment, and (b) the amendment to be adopted must be approved by each voting group entitled to vote thereon by two-thirds, or, in the case of a public company (such as the Company), a majority, of all the votes entitled to be cast by that voting group, unless the articles of incorporation or the board of directors require a greater vote or a vote by voting groups. The articles of incorporation other than a public company may provide for a lesser vote than that provided for in this subsection, or for a lesser vote by separate voting groups, so long as the vote provided for each voting group entitled to vote separately on the amendment is not less than a majority of all the votes entitled to be cast on the amendment by that voting group.


      Voting on Amendments to Articles by Voting Groups. The holders of the outstanding shares of a class are entitled to vote as a separate voting group, if shareholder voting is otherwise required by this title, on a proposed amendment if the amendment would (a) increase or decrease the aggregate number of authorized shares of the class, (b) effect an exchange or reclassification of all or part of the shares of the class into shares of another class, (c) effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class into shares of the class, (d) change the designation, rights, preference, or limitations of all or part of the shares of the class, (e) change the shares of all or part of the class into a different number of shares of the same class, (f) create a new class of shares having rights or preferences with respect to distribution s or to dissolution that are prior, superior, or substantially equal to the shares of the class, (g) increase the rights, preferences, or number of authorized shares of any class that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolution that are prior, superior, or substantially equal to the shares of the class, (h) limit or deny an existing preemptive right of all or part of the shares of the class, or (i) cancel or otherwise affect rights to distributions or dividends that have accumulated but not yet been declared on all or part of the shares of the class. If a proposed amendment would affect only a series of a class of shares in one or more of the ways described above, only the shares of that series are entitled to vote as a separate voting group on the proposed amendment. If a proposed amendment that entitles two or more series of shares within a class to vote as separate voting groups under this section would affect those two or more series in the same or a substantially similar way, the shares of all the series within the class so affected must vote together as a single voting group on the proposed amendment.

      Restatement of Articles of Organization. Any officer of a corporation may restate its articles of incorporation at any time. A restatement may include one or more amendments to the articles of incorporation. If the restatement includes an amendment not requiring shareholder approval, it must be adopted by the board of directors. If the board of directors submits a restatement for shareholder action, the corporation shall notify each shareholder, whether or not entitled to vote, of the proposed shareholders' meeting. The notice must also state that the purpose, or one of the purposes, of the meeting is to consider the proposed restatement and contain or be accompanied by a copy of the restatement that identifies any amendment or other change it would make in the articles of incorporation.

      Bylaws. Under Washington law, a corporation's board of directors may amend or repeal the corporation's bylaws, or adopt new bylaws, unless (a) the articles of incorporation reserve this power exclusively to the shareholders in whole or in part, or (b) the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that law. A corporation's shareholders may amend or repeal the corporation's bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed, or new bylaws may also be adopted, by its board of directors.

Massachusetts law.

      Amendments Requiring Majority Vote. Under Massachusetts law, a corporation may authorize, at a meeting duly called for the purpose, an amendment of its articles of organization, by vote of a majority of each class of stock outstanding and entitled to vote thereon affecting any one or more of the following: (a) an increase or a reduction of its capital stock of any class then authorized, (b) a change of the par value of its authorized shares with part value or any class thereof, (c) a change of its authorized shares with par value or any class thereof into any number of shares without par value, or the exchange thereof pro rata for any number of shares without par value, (d) a change of its authorized shares without par value or any class thereof into a greater or lesser number of shares without par value, or the exchange thereof pro rata for a greater or lesser number of shares without par value, (e) a change of its authorized shares with par value or any class thereof into a greater or lesser number of shares with par value, or the exchange thereof pro rata for a greater or lesser number of shares with par value, (f) a change of its authorized shares without par value or any class thereof into any number of shares with par value, or the exchange thereof pro rata for any number of shares with par value, or (g) a change to its corporate name.

      Amendment by Two-Thirds Vote; Class of Stock Adversely Affected to Vote Separately. A corporation may authorize, at a meeting duly called for the purpose, by vote of two-thirds of each class of stock outstanding and entitled to vote thereon or, if the articles of organization so provide, by vote of a lesser proportion but not less than a majority of each class of stock outstanding and entitled to vote thereon, any amendment of its articles or organization, provided only that any provision added to or any changes made in its articles of organization by such amendment could have been omitted from, original articles of organization filed at the time of such meeting. If any such amendment would adversely affect the rights of any class of stock, the vote in the proportion provided for in or pursuant to this section of such class, voting separately, shall also be necessary to authorize such amendment. Any series of a class which is adversely affected in a manner different from other series of the same class shall, together with any other series of the same class adversely affected in the same manner, be treated as a separate class.

      Restatement of Articles of Organization. Every corporation may authorize, by vote of a majority of each class of stock outstanding and entitled to vote thereon, a restatement of its articles of organization.
The restated articles may effect further amendments of the articles, provided that every such further amendment is lawfully adopted in accordance with the provisions of, and is authorized by the MBCL. If the restated articles only restate and do not amend the articles, such restated articles may be authorized and adopted by the directors without a vote of the shareholders.

      Bylaws. The power to make, amend or repeal bylaws shall be in the shareholders under Massachusetts law, provided that if authorized by the articles of organization, the bylaws may provide that the directors may also make, amend or repeal the bylaws in whole or in part, except with respect to any provision thereof which by law, the articles of organization or the bylaws requires action by the shareholders. Not later than the time of giving notice of the meeting of shareholders next following the making, amending or repealing by the directors of any bylaw, notice thereof stating the substance of such change shall be given to all shareholders entitled to vote on amending the bylaws. Any bylaw adopted by the directors may be amended or repealed by the shareholders.

ANTI-TAKEOVER LAWS

      The Massachusetts Business Combinations Statute generally prohibits a publicly held Massachusetts corporation from engaging in a "business combination" with an "interested shareholder" for a period of three years after the date of the transaction in which the person becomes an interested shareholder, unless (a) the interested shareholder obtains the approval of the board of directors prior to becoming an interested shareholder, (b) the interested shareholder acquires 90% of the outstanding voting stock of the corporation (excluding shares held by certain affiliates of the corporation) at the time it becomes an interested shareholder or (c) the business combination is approved by both the board of directors and the holders of two-thirds of the outstanding voting stock of the corporation (excluding shares held by the interested shareholder). Generally, an "interested shareholder" is a person who, together with affiliates and associates, owns (or at any time within the prior three years did own) 5% or more of the outstanding voting stock of the corporation.

      Under the Massachusetts Control Share Acquisition Statute, a person who acquires beneficial ownership of shares of stock of a subject Massachusetts corporation in a threshold amount equal to or greater than one-fifth, one-third or a majority of the voting stock of the corporation (a "control share acquisition") must obtain the approval of a majority of shares entitled to vote generally in the election of directors (excluding
(a) any shares owned by such person acquiring or proposing to acquire beneficial ownership of shares in a control share acquisition, (b) any shares owned by any officer of the corporation and (c) any shares owned by any employee of the corporation who is also a director of the corporation) in order to vote the shares that such person acquires. The statute does not require that such person consummate the purchase before the shareholder vote is taken. The Control Share Acquisition Statute permits, to the extent authorized by a corporation's articles of organization or bylaws, redemption of all shares acquired by an acquiring person in a control share acquisition for fair value (which is to be determined in accordance with procedures adopted by the corporation) if (a) no control acquisition statement is delivered by the acquiring person or (b) a control share acquisition statement has been delivered and voting rights were not authorized for such shares by the shareholders in accordance with applicable law. The Control Share Acquisition Statute permits a Massachusetts corporation to elect not to be governed by the statute by including a provision to such effect in the corporation's articles of organization or bylaws.

      Washington law prohibits certain "Significant Business Transactions" between an "acquiring person" and a "target corporation." Generally, an "acquiring person" is a person or group of persons who beneficially own ten percent or more of the outstanding shares of the target corporation. A "target corporation" is every domestic corporation with a class of voting shares registered with the securities and exchange commission pursuant to section 12 or 15 of the Exchange Act or whose articles of incorporation have been amended to provide that such corporation shall be subject to the prohibited significant business transactions provided in the Washington Business Corporation Act. A target corporation also includes foreign corporations with (a) a class of voting shares registered with the securities and exchange commission pursuant to section 12 or 15 of the Exchange Act, (b) its principal executive office located in Washington, (c) more than ten percent of its shareholders of record resident in Washington, or more than ten percent of its shares owned of record by Washington residents, or 1,000 or more shareholders of record residents in Washington,
(d) either 1,000 or a majority of the corporation's employees residents of Washington, and (e) either more than $50 million worth of tangible assets located in Washington or a majority of the corporation's tangible assets are located in Washington.

      Under Washington law, a target corporation is prohibited from engaging in any significant business transaction for a period of five years following the acquiring person's share acquisition time, unless the significant business transaction or the purchase of shares made by the acquiring person is approved prior to the acquiring person's share acquisition time by a majority of the members of the board of directors of the target corporation. Generally, a "significant business transaction" means a merger, share exchange or consolidation of a target corporation or a subsidiary with an acquiring person or any other domestic or foreign corporation which is or would be an affiliate or associate of the acquiring person after the transaction. A "significant business transaction" also means a sale, lease, exchange, mortgage, pledge, transfer, or other disposition or encumbrance to or with an acquiring person of assets of a target corporation or subsidiary having aggregate market value equal to five percent or more of the aggregate market value of all the assets or outstanding shares of the target corporation, or representing five percent or more of the earning power or net income of the target corporation. Also included is the termination of five percent or more of the employees of the target corporation employed in Washington, while the corporation has an acquiring person and as a result of the acquiring person's acquisition of ten percent or more of the shares of the corporation. Other issuances, transfers or redemptions of shares by a target corporation are prohibited, as well as certain reclassifications of securities. Also prohibited is the liquidation or dissolution of a target corporation proposed by or agreed by an acquiring person.

FEDERAL INCOME TAX CONSEQUENCES

      In the opinion of Davis Wright Tremaine LLP, counsel to the Company, the Reincorporation will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). In rendering its opinion, such counsel has relied upon representations contained in certificates of the Company, including the representation that Company assets used to pay expenses incurred in connection with the transaction, Company assets used to pay shareholders who exercise and perfect their appraisal rights, and Company assets used to make redemptions and distributions (except normal, regular dividends) immediately preceding the transaction will not, in the aggregate, constitute 1% of the value of the net assets of the Company. If any such representations are inaccurate or incomplete in any material respect, such opinion cannot be relied upon. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of the Reincorporation and, accordingly, no assurance can be given by the Company that the IRS will agree with the conclusions of counsel.

      Assuming that the Reincorporation constitutes such a tax-free reorganization, it will not adversely affect the federal income tax consequences to the Company and its shareholders. In addition, the federal income tax consequences to the Company and its shareholders resulting from the Reincorporation will be as follows: (a) no gain or loss will be recognized by Datamarine-Mass. or Datamarine-Wash. as a result of the transaction; and (b) no gain or loss will be recognized by shareholders who exchange their Datamarine-Mass. shares solely for Datamarine-Wash. shares. Shareholders will have the same tax basis in the shares of Datamarine-Wash. received in the Reincorporation that they had in the shares of Datamarine-Mass. exchanged therefor, and the holding period of the shares of Datamarine-Wash. will include the period during which the shares of Datamarine-Mass. were held, provided such shares of Datamarine-Mass. were held as capital assets on the effective date of the Reincorporation. A dissenting shareholder who receives payment for shares upon exercise of the right of appraisal will recognize gain or loss for federal income tax purposes measured by the difference between such shareholder's basis for the shares and the amount of payment received. Such gain or loss will be capital gain or loss if the shares were held as capital assets on the effective date of the Reincorporation, subject to the provisions and limitations of Sections 302 and 306 of the Code. Under recently enacted legislation, capital gain recognized will be subject to a maximum federal income tax rate of 20% if the shares have been held by such dissenter for more than 18 months, and to a maximum federal income tax rate of 28% if such shares have been held for more than one year but not more than 18 months. See "-Right to Dissent and Appraisal."

      The foregoing summary of federal income tax consequences is included for general information only and does not address the federal income tax consequences to all holders of the Company's capital stock (including those who do not hold their shares as a capital asset). In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

RIGHT TO DISSENT AND APPRAISAL

      Both Washington and Massachusetts law provide appraisal rights for dissenting shareholders in the event of specified corporate actions. However, the events which permit a shareholder to assert such rights and the procedures a dissenting shareholder must follow to assert such rights differ for Washington and Massachusetts corporations.

      Under Washington law, a properly dissenting shareholder is entitled to dissent from, and obtain payment of the fair market value of the shareholders' shares in the event the corporation consummates certain mergers, share exchanges or sales or exchanges of all or substantially all of its property (unless, for each of the foregoing transactions, shareholder approval was not required to approve such transaction), or if the corporation effects certain amendments to its articles of incorporation.

      Under Massachusetts law, a properly dissenting shareholder may assert appraisal rights if the corporation votes to (a) sell, lease or exchange all or substantially all of its property and assets, (b) amend its articles of organization in a manner which adversely affects the rights of the dissenting shareholder, or (c) merger or consolidate with another entity, unless a vote of the shareholders was not required to approve such a merger or consolidation.


      If the Reincorporation proposal is approved by the required vote of the Company's shareholders and is not abandoned or terminated, holders of the Company's capital stock who did not vote for the Reincorporation proposal may, by complying with Sections 85 through 98 of Chapter 156B of the MBCL, be entitled to appraisal rights as described therein ("Appraisal Rights"). The record holders of the Company's capital stock who are eligible to, and do, exercise their Appraisal Rights with respect to the Reincorporation are referred to herein as "Dissenting Shareholders," and the shares of stock with respect to which they exercise Appraisal Rights are referred to herein as "Dissenting Shares." If a shareholder of the Company has a beneficial interest in shares of the Company's capital stock that are held of record in the name of another person, and such shareholder desires to perfect whatever Appraisal Rights such beneficial shareholder may have, such beneficial shareholder must act promptly to cause the holder of record timely and properly to follow the steps summarized below. Pursuant to Massachusetts law, a shareholder of the Company may dissent from the proposed corporate action to approve the Reincorporation and receive the right to an appraisal of such shareholder's shares. A summary of the steps to be taken by Company Shareholders who wish to exercise Appraisal Rights in connection with the Reincorporation, as well as other important information relating to Appraisal Rights, is attached as Exhibit A. As required by Massachusetts law, a copy of Sections 85 through 98 of the MBCL is attached as Exhibit B. If the Reincorporation is consummated, the Dissenting Shareholders will be entitled, if they strictly comply with the provisions of the MBCL, to have the fair value of their shares judicially determined and paid to them.

CONDITION TO THE REINCORPORATION RELATED TO DISSENTING SHARES

      It is a condition to the consummation of the Reincorporation that the aggregate amounts paid or to be paid to Dissenting Shareholders constitute less than 1% of the value of the net assets of the Company as of the date of the Reincorporation. However, such condition may be waived by the Boards of Directors of Datamarine-Mass. and Datamarine-Wash., acting in their sole discretion.

      In addition, any determination regarding the satisfaction of such condition will be made by the Boards of Directors of Datamarine-Mass. and Datamarine-Wash., acting in their sole discretion.

AMENDMENT AND WAIVER OF THE REINCORPORATION AGREEMENT

      Datamarine-Wash. and Datamarine-Mass. may, by resolution of their respective Boards of Directors, amend, modify or supplement the Reincorporation Agreement, or waive the application of any provision thereof, provided that any such amendment, modification, supplement or waiver is in writing and signed by Datamarine-Wash. and Datamarine-Mass.

TERMINATION OF THE REINCORPORATION AGREEMENT

      The Reincorporation Agreement will provide that the Boards of Directors of Datamarine-Mass. and Datamarine-Wash. may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time for any reason, whether before or after approval by the shareholders of Datamarine-Mass.


                         DEADLINES FOR SUBMISSION OF
                            SHAREHOLDER PROPOSALS

      Under regulations adopted by the Securities and Exchange Commission, any proposal submitted for inclusion in the Company's Proxy Statement relating to the Annual Meeting of Shareholders to be held in 2000 must be received at the Company's principal executive offices in Mountlake Terrace on or before September 28, 1999. Receipt by the Company of any such proposal from a qualified shareholder in a timely manner will not ensure its inclusion in the proxy material because there are other requirements in the proxy rules for such inclusion.

      In addition to the Securities and Exchange Commission requirements regarding shareholder proposals, the Company's By-Laws contain provisions regarding matters to be brought before shareholder meetings. If shareholder proposals, including proposals regarding the election of directors, are to be considered at the 2000 Annual Meeting, notice of them, whether or not they are included in the Company's proxy statement and form of proxy, must be given by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company on or before December 3, 1999.

                                OTHER MATTERS


      Management knows of no matters to be brought before the meeting other than the items referred to above. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.


                                       By Order of the Board of Directors

                                       DAVID C. THOMPSON,
                                       Secretary

Mountlake Terrace, Washington

September 15, 1999



                                  EXHIBIT A

                              APPRAISAL RIGHTS


      THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF MASSACHUSETTS LAW RELATING THE APPRAISAL RIGHTS, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO SECTIONS 85 THROUGH 98 OF THE MBCL ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT B. THIS DISCUSSION AND SECTIONS 85 THROUGH 98 OF THE MBCL SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER WHO WISHES TO EXERCISE STATUTORY APPRAISAL RIGHTS OR WISHES TO PRESERVE THE RIGHT TO DO SO, BECAUSE FAILURE TO COMPLY WITH THE REQUIRED PROCEDURE WILL RESULT IN THE LOSS OF SUCH RIGHTS. A SHAREHOLDER OF THE COMPANY WHO VOTES FOR THE ADOPTION AND APPROVAL OF THE REINCORPORATION PROPOSAL WILL BE DEEMED TO HAVE WAIVED SUCH SHAREHOLDER'S RIGHT TO EXERCISE APPRAISAL RIGHTS WITH RESPECT TO ALL SHARES OF THE COMPANY'S CAPITAL STOCK HELD BY SUCH SHAREHOLDER. ANY HOLDER WHO IS CONSIDERING DISSENTING SHOULD CONSULT HIS OR HER LEGAL ADVISOR.

      1. To exercise Appraisal Rights, a shareholder must (a) file with the Company, before the taking of the shareholders' vote on the approval of the Reincorporation proposal at the Meeting, a written objection to the Reincorporation proposal stating that the intention of such shareholder is to demand payment for shares owned by such shareholder if the Reincorporation proposal is approved and (b) the shareholder must not vote in favor of the Reincorporation proposal. A vote in favor of the Reincorporation proposal will waive such holder's Appraisal Rights.
However, a shareholder's failure to vote on the Reincorporation proposal will not in itself be a waiver of such holder's Appraisal Rights. A vote against the Reincorporation proposal does not, alone, constitute a written objection. A shareholder who dissents and demands Appraisal Rights must do so as to all shares of the Company's capital stock held by such shareholder. A shareholder may not assert Appraisal Rights with respect to less than all of such shareholder's shares.

      2. If the Reincorporation proposal is approved and adopted by the Company's shareholders, within 10 days after the effective date of the Reincorporation proposal, the Company must give written notice that the Reincorporation proposal has become effective to each shareholder who gave notice before the Meeting of such shareholder's objection to the Reincorporation proposal and who did not vote in favor of the Reincorporation proposal.


      3. If the shareholder did not vote in favor of the Reincorporation proposal, such Dissenting Shareholder may, within 20 days after the mailing of the notice that the Reincorporation proposal is effective, make written demand on the Company for the payment of the fair value of such holder's Dissenting Shares. Any shareholder failing to make demand for payment within the 20-day period shall be bound by the Reincorporation proposal.

      4.    Within 30 days after the expiration of the Dissenting
Shareholders' 20-day notice period, the Company must deliver to any Dissenting Shareholder payment of the fair value of such holder's Dissenting Shares.

      5. If, during the 30-day period after the expiration of the period during which the demand may be made, the Dissenting Shareholder and the Company do not agree as to the fair value of the Dissenting Shares, then either of them may file a bill in equity in the Superior Court in the County where the Company had or has its principal office (the "Court") requesting a determination of the fair value of such holder's Dissenting Shares. The bill in equity must be filed within four months after the date of expiration of the foregoing 30-day period.

      6. If the bill in equity is timely filed, the Court or an appointed special master will hold a hearing. After the hearing on the petition, the Court shall enter a decree determining the fair value of the Dissenting Shares and shall order the Company to make payment of such value, together with interest, from the date of the vote approving the Reincorporation proposal to the Dissenting Shareholders entitled to said payment, subject to receipt of duly endorsed certificates for the Dissenting Shares. Pursuant to the MBCL, the fair value of the Dissenting Shares is the value thereof as of the day immediately preceding the Annual Meeting, excluding any element of value arising from the expectation or accomplishment of the Reincorporation. All court costs, including appraisers' fees, shall be allocated by the Court in a manner it determines to be fair and equitable.

      7. Upon consummation of the Reincorporation, each Dissenting Shareholder will cease to have any rights of a shareholder except the right to be paid the fair value of the Dissenting Shares and the right to receive other distributions, if any, payable to shareholders of record prior to the effective date of the Reincorporation proposal and any other rights under applicable Massachusetts law.

                                  EXHIBIT B
                                  ---------

                    MASSACHUSETTS GENERAL LAWS ANNOTATED
                  PART I. ADMINISTRATION OF THE GOVERNMENT
                          TITLE XXII. CORPORATIONS
                 CHAPTER 156B. CERTAIN BUSINESS CORPORATIONS

[Section 85.]   Dissenting stockholder;  right to demand payment for
                stock;  exception

      A stockholder in any corporation organized under the laws of Massachusetts which shall have duly voted to consolidate or merge with another corporation or corporations under the provisions of sections seventy-eight or seventy-nine who objects to such consolidation or merger may demand payment for his stock from the resulting or surviving corporation and an appraisal in accordance with the provisions of sections eighty-six to ninety-eight, inclusive, and such stockholder and the resulting or surviving corporation shall have the rights and duties and follow the procedure set forth in those sections. This section shall not apply to the holders of any shares of stock of a constituent corporation surviving a merger if, as permitted by subsection (c) of section seventy-eight, the merger did not require for its approval a vote of the stockholders of the surviving corporation.

[Section 86.]   Sections applicable to appraisal;  prerequisites

      If a corporation proposes to take a corporate action as to which any section of this chapter provides that a stockholder who objects to such action shall have the right to demand payment for his shares and an appraisal thereof, sections eighty-seven to ninety-eight, inclusive, shall apply except as otherwise specifically provided in any section of this chapter. Except as provided in sections eighty-two and eighty-three, no stockholder shall have such right unless (1) he files with the corporation before the taking of the vote of the shareholders on such corporate action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) his shares are not voted in favor of the proposed action.

[Section 87.]   Statement of rights of objecting stockholders in notice of meeting; form

      The notice of the meeting of stockholders at which the approval of such proposed action is to be considered shall contain a statement of the rights of objecting stockholders. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock, and the directors may authorize the inclusion in any such notice of a statement of opinion by the management as to the existence or non-existence of the right of the stockholders to demand payment for their stock on account of the proposed corporate action. The notice may be in such form as the directors or officers calling the meeting deem advisable, but the following form of notice shall be sufficient to comply with this section:

      "If the action proposed is approved by the stockholders at the meeting and effected by the corporation, any stockholder (1) who files with the corporation before the taking of the vote on the approval of such action, written objection to the proposed action stating that he intends to demand payment for his shares if the action is taken and (2) whose shares are not voted in favor of such action has or may have the right to demand in writing from the corporation (or, in the case of a consolidation or merger, the name of the resulting or surviving corporation shall be inserted), within twenty days after the date of mailing to him of notice in writing that the corporate action has become effective, payment for his shares and an appraisal of the value thereof. Such corporation and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in sections 88 to 98, inclusive, of chapter 156B of the General Laws of Massachusetts."

[Section 88.]   Notice of effectiveness of action objected to

      The corporation taking such action, or in the case of a merger or consolidation the surviving or resulting corporation, shall, within ten days after the date on which such corporate action became effective, notify each stockholder who filed a written objection meeting the requirements of section eighty-six and whose shares were not voted in favor of the approval of such action, that the action approved at the meeting of the corporation of which he is a stockholder has become effective. The giving of such notice shall not be deemed to create any rights in any stockholder receiving the same to demand payment for his stock. The notice shall be sent by registered or certified mail, addressed to the stockholder at his last known address as it appears in the records of the corporation.

[Section 89.]   Demand for payment;  time for payment

      If within twenty days after the date of mailing of a notice under subsection (e) of section eighty-two, subsection (f) of section eighty-three, or section eighty-eight, any stockholder to whom the corporation was required to give such notice shall demand in writing from the corporation taking such action, or in the case of a consolidation or merger from the resulting or surviving corporation, payment for his stock, the corporation upon which such demand is made shall pay to him the fair value of his stock within thirty days after the expiration of the period during which such demand may be made.

[Section 90.]   Demand for determination of value;  bill in equity;  venue

      If during the period of thirty days provided for in section eighty-nine the corporation upon which such demand is made and any such objecting stockholder fail to agree as to the value of such stock, such corporation or any such stockholder may within four months after the expiration of such thirty-day period demand a determination of the value of the stock of all such objecting stockholders by a bill in equity filed in the superior court in the county where the corporation in which such objecting stockholder held stock had or has its principal office in the commonwealth.

[Section 91.]   Parties to suit to determine value;  service

      If the bill is filed by the corporation, it shall name as parties respondent all stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof. If the bill is filed by a stockholder, he shall bring the bill in his own behalf and in behalf of all other stockholders who have demanded payment for their shares and with whom the corporation has not reached agreement as to the value thereof, and service of the bill shall be made upon the corporation by subpoena with a copy of the bill annexed. The corporation shall file with its answer a duly verified list of all such other stockholders, and such stockholders shall thereupon be deemed to have been added as parties to the bill. The corporation shall give notice in such form and returnable on such date as the court shall order to each stockholder party to the bill by registered or certified mail, addressed to the last known address of such stockholder as shown in the records of the corporation, and the court may order such additional notice by publication or otherwise as it deems advisable. Each stockholder who makes demand as provided in section eighty-nine shall be deemed to have consented to the provisions of this section relating to notice, and the giving of notice by the corporation to any such stockholder in compliance with the order of the court shall be a sufficient service of process on him. Failure to give notice to any stockholder making demand shall not invalidate the proceedings as to other stockholders to whom notice was properly given, and the court may at any time before the entry of a final decree make supplementary orders of notice.

[Section 92.]   Decree determining value and ordering payment;  valuation
                date

      After hearing the court shall enter a decree determining the fair value of the stock of those stockholders who have become entitled to the valuation of and payment for their shares, and shall order the corporation to make payment of such value, together with interest, if any, as hereinafter provided, to the stockholders entitled thereto upon the transfer by them to the corporation of the certificates representing such stock if certificated or, if uncertificated, upon receipt of an instruction transferring such stock to the corporation. For this purpose, the value of the shares shall be determined as of the day preceding the date of the vote approving the proposed corporate action and shall be exclusive of any element of value arising from the expectation or accomplishment of the proposed corporate action.

[Section 93.]   Reference to special master

      The court in its discretion may refer the bill or any question arising thereunder to a special master to hear the parties, make findings and report the same to the court, all in accordance with the usual practice in suits in equity in the superior court.

[Section 94.]   Notation on stock certificates of pendency of bill

      On motion the court may order stockholder parties to the bill to submit their certificates of stock to the corporation for the notation thereon of the pendency of the bill and may order the corporation to note such pendency in its records with respect to any uncertificated shares held by such stockholder parties, and may on motion dismiss the bill as to any stockholder who fails to comply with such order.

[Section 95.]   Costs;  interest

      The costs of the bill, including the reasonable compensation and expenses of any master appointed by the court, but exclusive of fees of counsel or of experts retained by any party, shall be determined by the court and taxed upon the parties to the bill, or any of them, in such manner as appears to be equitable, except that all costs of giving notice to stockholders as provided in this chapter shall be paid by the corporation. Interest shall be paid upon any award from the date of the vote approving the proposed corporate action, and the court may on application of any interested party determine the amount of interest to be paid in the case of any stockholder.

[Section 96.]   Dividends and voting rights after demand for payment

      Any stockholder who has demanded payment for his stock as provided in this chapter shall not thereafter be entitled to notice of any meeting of stockholders or to vote such stock for any purpose and shall not be entitled to the payment of dividends or other distribution on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the date of the vote approving the proposed corporate action) unless:

            (1) A bill shall not be filed within the time provided in
                section ninety;

            (2) A bill, if filed, shall be dismissed as to such
                stockholder;  or

            (3) Such stockholder shall with the written approval of the corporation, or in the case of a consolidation or merger, the resulting or surviving corporation, deliver to it a written withdrawal of his objections to and an acceptance of such corporate action.

      Notwithstanding the provisions of clauses (1) to (3), inclusive, said stockholder shall have only the rights of a stockholder who did not so demand payment for his stock as provided in this chapter.

[Section 97.]   Status of shares paid for

      The shares of the corporation paid for by the corporation pursuant to the provisions of this chapter shall have the status of treasury stock, or in the case of a consolidation or merger the shares or the securities of the resulting or surviving corporation into which the shares of such objecting stockholder would have been converted had he not objected to such consolidation or merger shall have the status of treasury stock or securities.

[Section 98.]   Exclusive remedy;  exception

      The enforcement by a stockholder of his right to receive payment for his shares in the manner provided in this chapter shall be an exclusive remedy except that this chapter shall not exclude the right of such stockholder to bring or maintain an appropriate proceeding to obtain relief on the ground that such corporate action will be or is illegal or fraudulent as to him.






                                    PROXY

                       DATAMARINE INTERNATIONAL, INC.

                       SPECIAL MEETING OF SHAREHOLDERS
                              October 21, 1999


      The undersigned hereby appoints Stephen W Frankel and David C. Thompson, and each of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting of the Shareholders of DATAMARINE INTERNATIONAL, INC. to be held October 21, 1999 at 9:30 a.m. at the offices of Datamarine International, Inc., 7116 220th Street SW, Mountlake Terrace, Washington 98043, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, all of the shares of DATAMARINE INTERNATIONAL, INC. standing in the name of the undersigned upon such business as may properly come before the meeting.


PLEASE DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

SEE REVERSE      CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SEE REVERSE
   SIDE                                                             SIDE


DATAMARINE INTERNATIONAL, INC.
  c/o EquiServe
  P.O. Box 9040

  Boston, MA 02266-9040


Vote by Telephone                       Vote by Internet


It's fast, convenient, and immediate!   It's fast, convenient and your vote
Call Toll-Free on a Touch-Tone Phone    is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)


Follow these four easy steps.           Follow these four easy steps.

1. Read the accompanying Proxy          1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card     Statement/Prospectus and Proxy Card

2. Call the toll-free number            2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683).        http://www/eproxyvote.com/dmar
   For shareholders residing outside
   the United States call collect on    3. Enter your 14-digit Voter Control
   a touch-tone phone 1-201-536-8073.      Number located on your Proxy Card
                                           above your name.

3. Enter your 14-digit Voter Control
   Number located on your Proxy Card    4. Follow the instructions provided.
   above your name.


4. Follow the recorded instructions.

Your vote in important!                 Your vote in important!
Call 1-877-PRX-VOTE anytime!            Go to http://www.eproxyvote.com/dmar
                                        anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet.

                                 DETACH HERE

[X]  Please mark
     votes as in
     this example.


This proxy is solicited on behalf of the Board of Directors. The Board recommends an affirmative vote on all proposals specified. Shares will be voted as specified. If no specification is made, the shares represented will be voted FOR proposals 1 and 2 as set forth in the Proxy Statement.

1. To approve an amendment to the Company's        FOR   AGAINST   ABSTAIN
   Articles of Organization to increase the        [ ]     [ ]       [ ]
   number of shares of authorized common
   stock from 3,000,000 to 20,000,000 shares.

2. The approval of a change in domicile of         FOR   AGAINST   ABSTAIN
   the Company from Massachusetts to               [ ]     [ ]       [ ]
   Washington, including the approval of the Related Agreement and Plan of Merger between the Company and Datamarine
   International, Inc., a Washington
   Corporation, and new Washington articles of Incorporation.


                    MARK HERE IF YOU PLAN TO ATTEND THE MEETING        [ ]

                    MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      [ ]

                    Please sign exactly as your name(s) appear(s) on the Proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:_______________ Date:______  Signature:_______________ Date:______